Exhibit 99.1

Energous Corporation Reports 2017 First-Quarter Financial Results

San Jose, Calif. – May 10, 2017 – Energous Corporation (NASDAQ: WATT), the developer of WattUp®, a revolutionary wire-free charging technology that provides over-the-air power at a distance, today announced financial results for the first quarter ended March 31, 2017, and provided an update on its operational progress.

Recent Highlights

•	Energous expects the first orders for significant quantities of its chipsets from one or more customers before the end of the second quarter; shipped and in production in the third quarter; and available for purchase from the company’s customers toward the end of the third quarter/early fourth quarter.
•	Expanded the number of active customer engagements to 68, and doubled the size of the company’s customer-facing engineering organization to help accelerate the product integration cycle and support high demand.
~~•~~	In testing phase for regulatory certification of the first power-at-a-distance wire-free transmitter; anticipates formal certification well before the forecasted release of Energous’ Mid Field transmitter by the end of 2017.
~~•~~	Successfully completed several key milestone projects with the company’s tier-one strategic partner.
~~•~~	Recognized $575,000 in engineering services revenue for the 2017 first quarter.

“Energous is making substantial headway toward the successful commercialization of power at a distance. The number of customers in the final stages of WattUp integration is growing rapidly, and consumer availability of these products is expected later this year,” said Stephen R. Rizzone, president and CEO. “Demand for our technology is very high, progress with our tier-one partner continues to advance, and we are moving quickly to complete formal testing of our Mid Field power-at-a-distance transmitter to secure regulatory certification. With commercialization in the near future, we firmly believe that we are well on our way to creating a meaningful wireless charging ecosystem that will disrupt the market.”

Unaudited 2017 First-Quarter Financial Results

For the first quarter ended March 31, 2017, Energous recorded:

•	Revenue of approximately $575,000.
•	Operating expenses of $13.1 million (GAAP), comprised of $8.4 million in research and development, $3.1 million in general and administrative costs, and $1.6 million in sales and marketing expenses.
•	Net loss of $12.5 million, or a loss of $0.61 per basic and diluted share.
•	Adjusted EBITDA (a non-GAAP financial measure) loss of $8.6 million, an improvement of $1.6 million over the fourth quarter of 2016.
•	$21.4 million in cash and cash equivalents at the end of the first quarter, with no debt.

2017 First-Quarter Conference Call

Energous will host a conference call to discuss its financial results, recent progress and prospects for the future.

When:	Wednesday, May 10, 2017
Time:	1:30 p.m. PT (4:30 p.m. ET)
Phone:	866-235-9911 (domestic); 412-317-1083 (international)
Replay:	Accessible through May 17, 2017
877-344-7529 (domestic); 412-317-0088 (international); passcode 10105937
Webcast:	Accessible at Energous.com; archive available for approximately one year

Energous Corporation Reports 2017 First-Quarter Financial Results

Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Energous presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, taxes, depreciation, amortization, and stock-based compensation. The company’s definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. Energous believes that this non-GAAP financial measure, viewed in addition to and not in lieu of its reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Energous Corporation

Energous Corporation is the developer of WattUp® -- an award-winning, wire-free charging technology that will transform the way consumers and industries charge and power electronic devices at home, in the office, in the car and beyond. WattUp is a revolutionary radio frequency (RF) based charging solution that delivers intelligent, scalable power via radio bands, similar to a Wi-Fi router. WattUp differs from older wireless charging systems in that it delivers contained power, at a distance, to multiple devices -- thus resulting in a wire-free experience that saves users from having to remember to plug in their devices. For more information, please visit Energous.com.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “estimate,” “anticipate” or other comparable terms. All statements in this release that are not based on historical fact are “forward-looking statements.” Examples of forward-looking statements include, among others, our statements about our ability to develop and successfully commercialize important new technology, and the timing for receipt of required regulatory approvals, chipset orders and customers’ product launches. While management has based its forward-looking statements in this release on its current expectations, the information on which those expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to develop a commercially feasible technology; receipt of necessary regulatory approvals; timing and amount of new revenues; dependence on an exclusive component provider for WattUp technology for sales and distribution; ability to find and maintain development partners and licensees, market acceptance of our technology, the amount and nature of competition in our industry; our ability to protect our intellectual property; and the other risks and uncertainties described in the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Energous Corporation Reports 2017 First-Quarter Financial Results

-- Financial Tables Follow --

Investor Relations Contact:
PondelWilkinson

Laurie Berman/Evan Pondel

(310) 279-5980

IR@energous.com

Public Relations Contact:
Mariel Santos

Senior Public Relations Manager
(408) 963-0278
PR@energous.com

Energous Corporation Reports 2017 First-Quarter Financial Results

Energous Corporation
BALANCE SHEETS
(Unaudited)

	As of
	March 31, 2017	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$21,446,888	$31,258,637
Accounts receivable	252,000	149,500
Prepaid expenses and other current assets	647,370	1,374,585
Prepaid rent, current	80,784	80,784
Total current assets	22,427,042	32,863,506

Property and equipment, net	1,959,154	2,209,475
Prepaid rent, non-current	117,256	137,452
Other assets	48,507	48,507
Total assets	$24,551,959	$35,258,940

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$2,953,642	$4,707,763
Accrued expenses	1,652,813	1,867,995
Deferred revenue	56,366	131,959
Total current liabilities	4,662,821	6,707,717

Stockholders’ equity:
Preferred Stock, $0.00001 par value, 10,000,000 shares authorized at March 31, 2017 and
December 31, 2016; no shares issued or outstanding.	-	-
Common Stock, $0.00001 par value, 50,000,000 shares authorized at March 31, 2017 and
December 31, 2016; 20,583,700 and 20,367,929 shares issued and outstanding at
March 31, 2017 and December 31, 2016, respectively.	204	202
Additional paid-in capital	156,886,648	153,075,595
Accumulated deficit	(136,997,714)	(124,524,574)
Total stockholders’ equity	19,889,138	28,551,223
Total liabilities and stockholders’ equity	$24,551,959	$35,258,940

Energous Corporation Reports 2017 First-Quarter Financial Results

Energous Corporation
STATEMENTS OF OPERATIONS
(Unaudited)

	For the Three Months Ended March 31,
	2017	2016

Revenue:
Engineering product development	$575,368	$136,364
Total revenue	575,368	136,364

Operating expenses:
Research and development	8,353,184	7,674,093
Sales and marketing	1,595,452	807,067
General and administrative	3,102,751	2,455,612
Total operating expenses	13,051,387	10,936,772
Loss from operations	(12,476,019)	(10,800,408)

Other income (expense):
Loss on sales of property and equipment, net	(726)	-
Interest income	3,605	3,866
Total	2,879	3,866

Net loss	$(12,473,140)	$(10,796,542)

Basic and diluted net loss per common share	$(0.61)	$(0.66)

Weighted average shares outstanding, basic and diluted	20,484,987	16,382,691

Energous Corporation Reports 2017 First-Quarter Financial Results

Energous Corporation
Reconciliation of Non-GAAP Information
(Unaudited)

	For the Three Months Ended March 31,
	2017	2016

Net loss (GAAP)	$(12,473,140)	$(10,796,542)
Add (subtract) the following items:
Interest income	(3,605)	(3,866)
Depreciation and amortization	326,563	192,104
Stock-based compensation	3,538,191	1,953,534
Adjusted EBITDA (non-GAAP)	$(8,611,991)	$(8,654,770)